SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003


             BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-1

                (Exact name of registrant as specified in charter)

                                                                33-0807904
     New York                       333-34225-05                33-0807905
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



           c/o Deutsche Bank National Trust Company
           1761 East St. Andrew Place
           Santa Ana, CA                                92705-4934
           (Address of principal executive offices)    (Zip Code)

Registrant's Telephone Number, including area code: (714) 247-6271

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-1

On February 25, 2003, Deutsche Bank National Trust Company, as Trustee for BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1998, among Bank of America Mortgage Securities, Inc. (formerly BA Mortgage Securities, Inc.) as the Depositor (the "Depositor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association and successor to Bank of America, FSB) as Master Servicer (the "Master Servicer"), and Deutsche Bank
 National Trust Company (as successor to Bankers Trust Company of California, N.A.), as trustee (the "Trustee).


Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-1 relating to the distribution date of February 25, 2003 prepared by the Trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2003


                  BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-1

                          By: /s/ Judy Lowman
                          Name:   Judy Lowman
                                  Vice President
                                  Bank of America Mortgage Securities, Inc.,
                                  as Depositor



                                 EXHIBIT INDEX



Exhibit


99                  Monthly Distribution Date Statement dated February 25, 2003